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                                                                   EXHIBIT 10.26



                                                                   June 18, 1993

                                   AGREEMENT
                   BETWEEN INTEREP NATIONAL RADIO SALES, INC.
                                AND RALPH GUILD

WHEREAS, Interep National Radio Sales, Inc. ("The Company") and Ralph Guild ("Guild") are parties to the following agreements:

     1)  The Supplemental Income Agreement dated as of December 31, 1986

     2) The Third Amended and Restated Employment Agreement dated as of January 1, 1991 ("The Employment Agreement")

     3) The Amendment and Extension of Option dated as of January 1, 1991 ("The Extended Option")

WHEREAS, the Employment Agreement calls for the continued employment of Guild through January 1, 1997; and,

WHEREAS, the Company and Guild both desire that Guild remain active in his position as Chairman of the Company.

Now, therefore, the Company and Guild in consideration of their mutual interests agree as follows:

     1) The total benefit payable under the Supplemental Income Agreement is hereby reduced from a 15 year benefit beginning at age 65 to a 12 year benefit beginning January 1, 1997.

     2)  The Extended Option is hereby further extended to January 1, 1997.

Accepted and Agreed To:

INTEREP NATIONAL RADIO SALES, INC.                 Ralph C. Guild


  /s/ Les Goldberg                                 /s/ Ralph C. Guild
----------------------------                       --------------------------
By: Les Goldberg, Director



/s/ Marc Guild
----------------------------
By: Marc Guild, Director